Taxation	6 Months Ended
Dec. 31, 2021
Income Taxes [Abstract]
Taxation	Taxation
For the six months ended 31 December 2021, the £634 million tax charge (2020 – £537 million) comprises a UK tax charge of £116 million (2020 – £89 million) and a foreign tax charge of £518 million (2020 – £448 million).

For the six months ended 31 December 2021, income tax expense has been recognised based on management’s best estimate of the weighted average annual income tax rate expected for the full financial year applied to the pre-tax income of the interim period in line with the relevant accounting standard.
The group has a number of ongoing tax audits worldwide for which provisions are recognised in line with the relevant accounting standard taking into account best estimates and management’s judgements concerning the ultimate outcome of the tax audit. For the six months ended 31 December 2021, the ongoing audits that are provided for individually are not expected to result in a material tax liability. The current tax asset of £151 million (30 June 2021 – £145 million) and tax liability of £380 million (30 June 2021 – £146 million) includes £122 million (30 June 2021 – £129 million) of provisions for tax uncertainties.
The tax rate before exceptional items for the six months ended 31 December 2021 was 23.0% compared with 22.4% for the six months ended 31 December 2020.